October 2021 Investor Presentation

This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: the ultimate impact of the COVID-19 pandemic on our business, results of operations or financial condition, including, without limitation, supply chain disruptions; changes in the economy generally and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our business; rapid technological change; general market conditions in the transportation, telecommunications, and information technology industries, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect our intellectual property; pricing pressures and demand for our products; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of our Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. Non-GAAP Financial Measures The information included in this presentation includes the non-GAAP financial measures of adjusted EBITDA, adjusted net earnings, adjusted diluted EPS, total debt to capitalization and free cash flow. A reconciliation of each non-GAAP financial measure to its most directly comparable GAAP financial measure is included in the Appendix to this presentation. From time to time, the company may use non-GAAP financial measures, such as those included in this presentation, in discussing its business. The company’s management believes that the foregoing non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provides useful information to investors. In addition, the company’s management uses these measures when assessing the performance of the business and for business planning purposes. These non-GAAP financial measures are intended to supplement, not replace, the company’s presentation of its financial results in accordance with U.S. GAAP. 2 Forward Looking Statements

Solid Foundation With Opportunities For Growth 3 Note: Sales by region and end market based on trailing twelve months sales as of September 30, 2021 We aim to be a leading provider of sensing and motion devices as well as connectivity components, enabling an intelligent and seamless world. Diversified End Markets Sales by End Market Strong Global Footprint Sales by Region Broad Product Portfolio

Investment Thesis 4 Positioned for Growth Strong Competitive Position Successful Business Model Fundamental market trends underpinning future growth Accelerating new business awards Complementing organic growth with targeted M&A Flexible, responsive and customer-oriented organization Long standing relationships with blue chip customers Global manufacturing, engineering, sales channel capabilities Market leader in single crystal and polycrystalline ceramics Leading global player in electronic pedals for light vehicles Good presence in discrete automotive position sensors Proven Financial Track Record Doubled Adj. EBITDA since 2013; 920 bps improvement Strong cash flow with 170% FCF conversion in 2020 $100 million in cash returned to shareholders since 2014 Gaining momentum on end market diversification

Transportation 5 Motorcycles Light Vehicles Electric/Hybrid Vehicles Commercial Vehicles/Off-Road Market Sectors Key Customers Accelerator Pedals Position Sensors Current Sensors Smart Actuator Revenue Relevant Products SAM % of total Revenue Goal Light Vehicles 30-50% Commercial Vehicles 10-20% $3.4B Note: Percentage of sales by end market based on trailing twelve months sales as of September 30, 2021

Industrial 6 Flow Metering Inkjet Print Heads HVAC Systems Market Sectors Commercial Sonar Key Customers Piezoelectric Components Transducers Sensors & Controls Switches EMI/RFI Filters Temperature Sensors Relevant Products Revenue 20-30% $2.2B SAM % of Total Revenue Goal Note: Percentage of sales by end market based on trailing twelve months sales as of September 30, 2021

SAM Medical 7 Equipment Control Panel Ultrasonic Imaging Therapeutic Ultrasound Market Sectors Dental Equipment Key Customers Piezoelectric Components Sensors & Controls Switches Frequency Control Products EMI/RFI Filters Relevant Products Revenue Note: Percentage of sales by end market based on trailing twelve months sales as of September 30, 2021 10-20% $0.4B % of Total Revenue Goal

Aero & Defense 8 Market Sectors Key Customers Sonobuoys Hydrophones Torpedo/Missile Control Airplane Communications Piezoelectric Components Transducers RF Filters Temperature Sensors Frequency Control Products Relevant Products Revenue 5-15% $0.9B SAM % of Total Revenue Goal Note: Percentage of sales by end market based on trailing twelve months sales as of September 30, 2021

Telecom & IT 9 Market Sectors Key Customers Macro Cell Base Stations Small Cell Base Stations Satellite Communication Wireline/ Network Switching Piezoelectric Components RF Filters EMI/RFI Filters Frequency Control Products Relevant Products Revenue $1.9B 5-10% SAM Note: Percentage of sales by end market based on trailing twelve months sales as of September 30, 2021 % of Total Revenue Goal

Financial Performance Trend and 2021 Guidance 10 Expecting Full Year Results Above Pre-Covid Levels

Strong Cash Conversion and Balance Sheet 11 Cash Availability for Strategic Acquisitions

12 Strategic M&A Approach Case Study: Successfully Built Ceramic-based Temperature Sensor Growth Platform Temperature sensors for Industrial applications 2019 Position Sensing, Ceramic materials Pre 2019 SAM : $1,900M 2020 Temperature sensors for Medical applications SAM : $1,100M Robust Growth Platform 2021+ SAM: $3B (57% increase)

Capital Structure Leverage 1.0x - 2.5x EBITDA Balanced Capital Deployment Approach

Financial Framework 14 Targeting 10% Annual Growth (Organic + Inorganic)

Appendix 15

16 CTS Core Values

Pension Plan Settlement Complete 17 Plan status on September 30, 2021 Overfunded on cash basis. Plan termination steps in process Lump sum settlement payout completed in Q2 2021. 366 participants elected the lump sum payout and approximately $36m of the liability was settled with plan assets. Purchased a group annuity contract as of August 3rd for remaining ~2,700 participants – No further CTS obligation expected. Non-cash, non-operating settlement charges of $126m were recorded in 2021, $92m net of tax. Final administrative tasks and plans are ongoing and are expected to be completed by Q1 2022.

($ Millions, except percentages and Adjusted Diluted EPS) 18 Financial Summary Net Sales Adjusted Diluted EPS Operating Cash Flow Total Debt / Capitalization Depreciation and Amortization Adjusted EBITDA Adjusted EBITDA % of Sales Gross Margin Gross Margin % of Sales 2018 $470.5 $1.53 $58.2 11.7% $22.5 $92.1 19.6% $165.0 35.1% 2019 $469.0 $1.45 $64.4 19.7% $24.6 $89.5 19.1% $157.6 33.6% 2020 $424.1 $1.12 $76.8 11.4% $26.7 $77.5 18.3% $139.1 32.8% Q3 YTD 2021 380.4 $1.44 $60.1 9.9% $20.2 $80.2 21.1% $135.9 35.7%

19 Regulation G Schedules ($ Millions, except percentages) Adjusted EBITDA

20 Regulation G Schedules ($ Millions, except percentages) Adjusted Net Earnings

21 Regulation G Schedules Adjusted Diluted EPS ($ Millions, except percentages) Total Debt to Capitalization

22 Regulation G Schedules ($ Millions) Free Cash Flow